UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

BRK, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54956

(Commission File Number)

26-2840468

(IRS Employer Identification No.)

3871 S. Valley View Blvd, Unit 70

Las Vegas, Nevada

(Address of principal executive offices)(Zip Code)

(702) 572-8050

(Registrant's telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Patent Assignment and Technology Transfer Agreement and Assignment of Patent Application with U.S. Patent and Trademark Office.

Pursuant to the terms and conditions that certain Patent Assignment and Technology Transfer Agreement (the "Patent Assignment and Technology Transfer Agreement"), dated May 6, 2016, by and between BRK, Inc., a Nevada corporation (the "Company") and iSee Automation Inc., a federal Canada corporation ("iSee Automation"), the Company purchased U.S. Patent Application No. 15/079,847, "Helmet System" (the "Patent") and related technology for a helmet camera system, including intellectual property covered by the Patent. The Patent covers technology designed to wirelessly transmit video images from a small, mobile camera to live broadcast. Pursuant to the terms and conditions of the Patent Assignment and Technology Transfer Agreement, the Company issued 5,000,000 shares of common stock to iSee Automation.

The acquisition of the intellectual property and technology under Patent Assignment and Technology Transfer Agreement, is of critical importance to maintaining our Patent. Although we have clear title to and no restrictions to use our intellectual property, disputes may arise regarding the Patent Assignment and Technology Transfer Agreement, including but not limited to, the use of the intellectual property underlying the Patent.  If disputes over intellectual property that we have acquired under the Patent Assignment and Technology Transfer Agreement prevent or impair our ability to maintain our current intellectual property and technology, including the Patent, we may be unable to successfully develop and commercialize our products and you could lose your investment.

On July 13, 2016, (the "Company"), iSee Automation filed an assignment of the Patent to the Company with the U.S. Patent and Trademark Office. Barring any unforeseen circumstances, the Company believes the Patent should be valid until March 2036, given that the Patent filing occurred in March 2016.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms and conditions that certain Patent Assignment and Technology Transfer Agreement, the Company issued 5,000,000 shares of common stock to iSee Automation. The Company offered and sold the shares in reliance on the exclusion from registration provided Rule 903(b)(3) of Regulation S, promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Patent Assignment and Technology Transfer Agreement dated May 6, 2016, by and between the Company and iSee Automation Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRK, Inc. (Registrant)

Date: July 25, 2016	By:	/s/ Brian Keasberry
	Name:	Brian Keasberry
	Title:	President

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